Prospectus supplement dated August 6, 2014
to the following prospectus(es):
Waddell & Reed Protection VUL - New York, Waddell & Reed  Accumulation VUL - New York, Waddell & Reed Protection VUL - NLAIC, and Waddell & Reed Accumulation VUL - NLAIC prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) The prospectus offers the following underlying mutual funds as investment options under the contract. The prospectus has been corrected to reflect updated information for these investment options as indicated below:
UNDERLYING MUTUAL FUND	UPDATED INFORMATION
Ivy Funds Variable Insurance Portfolios - Global Natural Resources	Sub-advisor: There is no Sub-advisor for this fund
2) The Designations Key in Appendix A: Sub-Account Information is updated to include the following:

VOL:	The underlying mutual fund was developed primarily for use in connection with living benefits that are available in this contract or other contracts that Nationwide offers. The underlying mutual fund is designed to help reduce a Policy Owner's exposure to equity investments when equity markets are more volatile. The fund uses a volatility overlay to minimize the costs and risks to Nationwide of supporting the living benefit guarantees. This could create a conflict of interest between the beneficial shareholders and Nationwide. In light of the fund's design, additional consideration should be given to whether investment in this fund is appropriate without election of a living benefit.
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